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EXHIBIT 10.1

    FORM OF LETTER AGREEMENT BETWEEN THE ISSUER AND EACH SELLING SHAREHOLDER


                               January --, 1997


Jones Medical Industries, Inc.
1945 Craig Road
St. Louis, Missouri 63146

Gentlemen:

      The undersigned is a "Selling Shareholder" of the Common Stock, $.04 par value (the "Common Stock") of Jones Medical Industries, Inc. (the "Issuer") as such term is defined in the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on January --, 1997 (Registration No. 333--------) (the "Registration Statement"). The Registration Statement relates to the offer, sale and distribution by all Selling Shareholders of an aggregate of 1,460,084 shares (the "Shares") of the Issuer's Common Stock under the Securities Act of 1933 (the "Act"). The Shares constitute a portion of the Issuer's Common Stock issued pursuant to that certain Plan of Reorganization and Agreement (the "Agreement") dated July 30, 1996, by and among Galen Drugs of Florida, Inc., Daniels Pharmaceuticals, Inc. and the Issuer.

      In accordance with the Agreement, as an inducement to the Issuer to agree to: (i) prepare and file the Registration Statement; (ii) use its best efforts to keep the registration of the Shares under the Act current and effective until the earlier of: (A) the date upon which the sale or distribution of the Shares by all Selling Shareholders has been completed or is terminated at the request of all Selling Shareholders; or (B) August 30, 1998; and (iii) bear the costs, expenses and fees in connection with the registration of the Shares under the Act, which costs, expenses and fees shall include: (A) the filing fee due the Securities and Exchange Commission;
(B) the fees and expenses of the Issuer's counsel and accountants in connection with the preparation, review and filing of the Registration Statement; and (C) the costs of electronic filing of the Registration Statement and printing costs with respect to the prospectus included in the Registration Statement, the undersigned hereby covenants and agrees with you that:

      1. The undersigned will provide to the Issuer such information as it may reasonably request or that is required for inclusion in the Registration Statement;

      2. The undersigned will indemnify and hold the Issuer and its directors, officers, employees and authorized agents harmless from and against any loss, claim, damage, liability or expense suffered by the Issuer or its directors, officers, employees and authorized agents in connection with the offer, sale and distribution of Shares under the Act as contemplated in the Registration Statement, including reasonable attorney's fees and expenses incurred by the Issuer in the defense of such claims, and


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EXHIBIT 10.1                                      Jones Medical Industries, Inc.
                                                  January --, 1997
                                                  Page 2


                  arising from: (a) the undersigned's failure to observe, perform and discharge its covenants and agreements set forth herein; and (b) any misstatement of fact, or the failure to state a fact necessary to make the statements of fact not misleading, relating to its participation and proposed manner of sale;

      3. The undersigned will bear the expense, incurred by or on behalf of the undersigned, of any counsel fees and brokerage commissions or other expenses in connection with the sale of the registered Shares, including, without limitation, the cost of any review of offering or brokerage arrangements by the National Association of Securities Dealers, Inc.;

      4. The undersigned will be responsible for costs incurred in connection with any amendment to the Registration Statement arising from any change in the proposed manner of offering or distribution or any withdrawal of Shares from registration and will reimburse the Issuer for its reasonable out of pocket expenses (including fees of counsel and accountants and printing expenses) in connection with amending the Registration Statement and prospectus included therein;

      5. The undersigned will not engage (or permit any broker-dealer or agent acting on its behalf to engage) in offers or sales of the Shares during: (a) the forty-five (45) days following the effective date of any registration statement filed by the Issuer relating to an offering or distribution of equity securities for its own account, whether for cash or in connection with an acquisition; or
                  (b) any period in which the information provided by any of the Selling Shareholders (including, without limitation, the undersigned) to the Issuer for inclusion in the Registration Statement is inaccurate or incomplete; and

      6. The undersigned will advise the Issuer promptly of any sales of Shares by or for its account, including "short sales against the box."

      The undersigned further acknowledges the foregoing covenants and agreements are intended to constitute its binding contract and agreement with you and that you shall be entitled to enforce the provisions hereof and in the event of any enforcement proceeding arising from the undersigned's failure to perform in accordance with this contract and agreement you shall be entitled, in addition to such other remedies as may be available, to recover your costs and expenses (including without limitation attorney's fees and expenses) in connection with any proceeding seeking enforcement against the undersigned.



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EXHIBIT 10.1                                      Jones Medical Industries, Inc.
                                                  January --, 1997
                                                  Page 3


      The undersigned further represents and warrants that the information set forth in the Registration Statement and prospectus included therein under the captions "Selling Shareholders" and "Plan of Distribution" is true, correct and complete and does not include any misstatement of a material fact or omit to include any statement necessary to make the statements therein not misleading.


                                    Very truly yours,


                              By:
                                     --------------------
                              Name:
                                     --------------------
                              Title:
                                     --------------------



AGREED TO AND ACCEPTED BY
THE ISSUER THIS --- DAY
OF JANUARY, 1997.


By:
      ------------------
Name:  Dennis M. Jones
Title: President